SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2007

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On December 21, 2007, Palomar Medical Technologies, Inc. (the “Company”), a Delaware corporation, and The Gillette Company, part of The Procter & Gamble Company (NYSE: PG), entered into an Amendment to the Amended and Restated Development and License Agreement. The Company’s press release announcing this amendment is entitled “Palomar and Gillette Extend Launch Decision on Home-Use Light Based Hair Removal Device and Agree to Negotiate New Terms” and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title
10.1	Amendment to the Amended and Restated Development and License Agreement, effective as of February 14, 2003 restated as of February 14, 2007, between Palomar Medical Technologies, Inc. and The Gillette Company

99.1	Press Release issued by Palomar Medical Technologies, Inc. on December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: December 21, 2007

EXHIBIT INDEX

Number	Title
10.1	Amendment to the Amended and Restated Development and License Agreement, effective as of February 14, 2003 restated as of February 14, 2007, between Palomar Medical Technologies, Inc. and The Gillette Company

99.1	Press Release issued by Palomar Medical Technologies, Inc. on December 21, 2007